Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer, Executive Vice President and Principal Accounting Officer of Allmerica Financial Corporation (the “Company”), does hereby certify that to the undersigned’s knowledge:

1)	the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Company’s Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EDWARD J. PARRY, III
Edward J. Parry, III Chief Financial Officer, Executive Vice President,
Principal Accounting Officer and Director

Dated: November 4, 2004